Commitments and Contingencies	9 Months Ended	12 Months Ended
	Aug. 31, 2015	Nov. 30, 2014
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES

NOTE 12 — COMMITMENTS AND CONTINGENCIES

Contingent Consideration Payments, Buy-Out Agreement and Earnout Subordination Agreement

As part of the consideration paid in connection with the merger with JD Holdings in October of 2007 and without regard to continued employment, until February 12, 2013, Mr. Dahan was entitled to a certain percentage of the gross profit earned by us in any applicable fiscal year until October 2017.  On February 18, 2013, we entered into an agreement with Mr. Dahan that provided certainty of payments to him by removing the contingencies related to the contingent consideration payments to be made to Mr. Dahan as an earn out under the original merger agreement.  This agreement fixed the overall amount to be paid by us for the remaining months of year six through year 10 in the original merger agreement.  The payments are now made over an accelerated time period until November 2015 instead of October 2017.  Under the agreement, beginning on February 22, 2013 until November 27, 2015, Mr. Dahan is entitled to receive the total aggregate fixed amount of $9,168,000 through weekly installment payments.  In the first quarter of fiscal 2013, we recorded a charge of $8,732,000 as contingent consideration buy-out expense in connection with this agreement.  This amount represented the net present value of the total fixed amount that Mr. Dahan would receive.  The entire amount was expensed during the first quarter of fiscal 2013 as the amount payable represented a present obligation due to Mr. Dahan.  Mr. Dahan is not required to perform any services or remain employed to receive the fixed amount.  Mr. Dahan also agreed to an additional restrictive covenant relating to non-competition and non-solicitation until November 30, 2016 that added to the original restrictive covenant in the merger agreement.  As a result of our default under the Revolving Credit Agreement and the Term Loan Credit Agreement, we did not make any payments to Mr. Dahan during fiscal 2015.  In connection with the Asset Sale, Mr. Dahan was repaid a portion of the payments owed to him and the remainder is expected to be paid at the closing of the Merger and Merger Transactions.

Operating Leases

We lease retail store locations and our corporate offices and warehouse under operating lease agreements expiring on various dates through 2024 or 3 to 10 years from the rent commencement date.  Some of these leases require us to make periodic payments for property taxes, utilities and common area operating expenses.  Certain retail store leases provide for rents based upon the minimum annual rental amount and a percentage of annual sales volume, generally ranging from 6 percent to 8 percent, when specific sales volumes are exceeded.  Some leases include lease incentives, rent abatements and fixed rent escalations, which are amortized and recorded over the initial lease term on a straight-line basis. See “Note 2 — Subsequent Events” for details related to the assignment of certain leases.

As of August 31, 2015, the future minimum rental payments under non-cancelable operating leases with lease terms in excess of one year were as follows (in thousands):

2015 Remainder of the year	$1,149
2016	4,437
2017	4,312
2018	4,073
2019	2,889
Thereafter	6,662

$23,522

Convertible Notes, Promissory Tax Notes, Revolving Credit Agreement and Term Loan Credit Agreement

See “Note 14 — Debt” for a further discussion on the commitments related to the acquisition of Hudson which included the issuance of the Convertible Notes, the tax notes, the Revolving Credit Agreement and the Term Loan Credit Agreement.

14. Commitments and Contingencies

Operating Lease Obligations and Other Obligations Related to Operations

        We lease certain equipment and office and retail space under separate lease arrangements. The leases generally contain renewal provisions. Equipment and office/retail rental expenses under such leases from continuing operations for the years ended November 30, 2014, November 30, 2013 and November 30, 2012, were approximately $4,946,000, $4,204,000 and $2,617,000, respectively.

        We lease retail store locations under operating lease agreements expiring on various dates through 2024 or 3 to 10 years from the rent commencement date. Some of these leases require us to make periodic payments for property taxes, utilities and common area operating expenses. Certain retail store leases provide for rents based upon the minimum annual rental amount and a percentage of annual sales volume, generally ranging from 6% to 8%, when specific sales volumes are exceeded. Some leases include lease incentives, rent abatements and fixed rent escalations, which are amortized and recorded over the initial lease term on a straight-line basis.

        In November 2010, we entered into a lease agreement to lease office and warehouse space at our current corporate offices and in August 2013, we entered into an extension for the lease of the same space beginning January 1, 2014, which was assigned in connection with the Asset Sale to the Operating Assets Purchaser. However, we continue to occupy approximately 1,000 square feet of office space of under an arrangement with the Operating Assets Purchaser.

        As of November 30, 2014, the future minimum rental payments under non-cancelable retail operating leases with lease terms in excess of one year for continuing operations were as follows (in thousands):

2015	$4,659
2016	4,415
2017	4,291
2018	4,052
2019	2,867
Thereafter	6,637

$26,921

        Purchase commitments in the aggregate amount of $7,596,000 are all expected to be fulfilled within the next 12 months.

Advertising Commitments

        From time to time, we enter into various agreements for short term billboard, taxi cab top, bus or other advertising spaces in various locations in and around New York and Los Angeles and for print advertising. However, we do not have any commitment to pay a minimum amount or any long term commitments for such advertising.

Letters of Credit

        We had a no contingent liability for letters of credit as of November 30, 2014.

Contingent Consideration Payments, Buy-Out Agreement and Earnout Subordination Agreement

        As part of the consideration paid in connection with the merger with JD Holdings in October of 2007 and without regard to continued employment, until February 12, 2013, Mr. Dahan was entitled to a certain percentage of the gross profit earned by us in any applicable fiscal year until October 2017. Mr. Dahan was entitled to the following: (i) 11.33 percent of the gross profit from $11,251,000 to $22,500,000; (ii) three percent of the gross profit from $22,501,000 to $31,500,000; (iii) two percent of the gross profit from $31,501,000 to $40,500,000; and (iv) one percent of the gross profit above $40,501,000. The payments were paid in advance on a monthly basis based upon estimates of gross profits after the assumption that the payments were likely to be paid. At the end of each quarter, any overpayments were offset against future payments and any significant underpayments were made. No payments were made if the gross profit was less than $11,250,000. "Gross Profit" was defined as net sales of the Joe's® brand less cost of goods sold. We accounted for such payments as compensation expense.

        On February 18, 2013, we entered into an agreement with Mr. Dahan that provided certainty of payments to him by removing the contingencies related to the contingent consideration payments to be made to Mr. Dahan as an earn out under the original merger agreement. This agreement fixed the overall amount to be paid by us for the remaining months of year six through year 10 in the original merger agreement. The payments are now made over an accelerated time period until November 2015 instead of October 2017. Under the agreement, beginning on February 22, 2013 until November 27, 2015, Mr. Dahan is entitled to receive the total aggregate fixed amount of $9,168,000 through weekly installment payments. In the first quarter of fiscal 2013, we recorded a charge of $8,732,000 as contingent consideration buy-out expense in connection with this agreement. This amount represented the net present value of the total fixed amount that Mr. Dahan would receive. The entire amount was expensed during the first quarter of fiscal 2013 as the amount payable represented a present obligation due to Mr. Dahan. Mr. Dahan is not required to perform any services or remain employed to receive the fixed amount. Mr. Dahan also agreed to an additional restrictive covenant relating to non-competition and non-solicitation until November 30, 2016 that added to the original restrictive covenant in the merger agreement.

        On September 30, 2013, Mr. Dahan, CIT, Garrison and all of our loan parties entered into an earn out subordination agreement which provided, among other things, that any payment, whether in cash, in kind, securities or any other property, in connection with our obligations to Mr. Dahan would be expressly junior and subordinated in right of payment to all amounts due and owing upon any indebtedness outstanding under the Revolving Credit Agreement and the Term Loan Credit Agreement. We are permitted to make certain amount of weekly installment payments of our obligations in the absence of an insolvency proceeding or any event of default under the Revolving Credit Agreement and the Term Loan Credit Agreement. In connection with the Asset Sale, Mr. Dahan was repaid a portion of the buy-out payment owed to him and the remainder is expected to be paid at the closing of the Merger and Merger Transactions.

Litigation

        We are involved from time to time in routine legal matters incidental to our business. In the opinion of our management, resolution of such matters will not have a material effect on our financial position or results of operations.

Convertible Notes, Promissory Tax Notes, Revolving Credit Agreement and Term Loan Credit Agreement

        See "Note 10—Debt" for a further discussion on the commitments related to acquisition which included the issuance of the convertible notes, the promissory tax notes, the Revolving Credit Agreement and the Term Loan Credit Agreement.